UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) October 21, 2005

CITIZENS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY                          0-20148                            61-1187135
                  (State of incorporation)                   (Commission File Number)                       (IRS Employer
                                                                               Identification No.)
12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 244-2420

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
     CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

On October 21, 2005, a Final Order and Judgment was entered by an Ohio state court in an action brought against the Registrant’s wholly-owned subsidiary United Liberty Life Insurance Company (“United Liberty”) by two policyholders in 2000. This litigation is described in Item 3 of the Registrant’s Form 10-K for the year ended December 31, 2004 filed on March 31, 2005. The Final Order and Judgment approved the provisional Settlement Agreement dated October 8, 2004, also described in that Form 10-K. The Final Order and Judgment will become final and effective unless an appeal is taken during the appeal period, which expires November 20, 2005.

The Complaint in this action referred to a class of life insurance policies, including related certificates of participation, that United Liberty issued over a period of years ending around 1971 (known as “Five Star Policies”). It alleged that United Liberty’s dividend payments on these policies from 1993 through 1999 were less than the amounts required by the certificates of participation. It did not specify the amount of the alleged underpayment but implied a maximum of about $850,000. The plaintiffs also alleged that United Liberty is liable to pay punitive damages, also in an unspecified amount, for breach of an implied covenant of good faith and fair dealing to the plaintiffs in relation to the dividends.

As a result of the Settlement Agreement, which applies to all holders of the Five Star policies wherever they reside, the Registrant recognized as of December 31, 2004 an obligation for future payments to the policyholders and their attorneys totaling $825,000.

The $825,000 obligation for future payments under the Settlement Agreement consists of [i] up to $500,000 payable to all persons who owned Five Star Policies that were still in force in 1993, [ii] $315,000 in attorneys’ fees payable to counsel for the class and [iii] a $10,000 incentive award payable to the lead plaintiffs for the class.

The $500,000 portion of the settlement is payable in respect of dividend obligations on the Five Star Policies from 1993 through 2000 and is to be paid in three annual installments. Under the Settlement Agreement, the Registrant is required to make the first payment on or before January 19, 2006 (the “Initial Payment Date”). The attorneys’ fees and incentive award are also payable by the Initial Payment Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant
Date: October 27, 2005

By: Len E. Schweitzer
/s/ Len E. Schweitzer Vice President and Chief Financial Officer

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